Summary
Prospectus

March 1, 2011

Before you invest, you may want to review the Fund's Statutory Prospectus and Statement of Additional Information, both of which are dated March 1, 2011 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund's Prospectus and other information about the Fund online at www.VictoryFunds.com.

You may also obtain this information at no cost by calling (800) 539-3863 or by sending an e-mail request to VictoryMail@VictoryConnect.com.

You may also obtain this information at no cost from your financial intermediary.

Federal Money Market Fund

Investor Shares  ......  SBFXX

Select Shares  ......  SBSXX

VictoryFunds.com
800-539-FUND

(800-539-3863)

Federal Money Market Fund
Summary

Investment Objective

The investment objective of the Fund is to provide high current income to the extent consistent with preservation of capital.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you invest in shares of the Fund.

Shareholder Fees (paid directly from your investment)	Investor Shares	Select Shares
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	NONE	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%	0.25%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses (includes a shareholder servicing fee of 0.25% applicable to Select Shares)	0.18%	0.44%
Total Annual Fund Operating Expenses	0.43%	0.69%

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$44	$138	$241	$542
Select Shares	$70	$221	$384	$859

Federal Money Market Fund (continued)

Principal Investment Strategies

The Fund pursues its investment objective by investing exclusively in securities issued or guaranteed by the U.S. government or certain of its agencies and instrumentalities. Securities issued by U.S. government instrumentalities are supported only by the credit of the federal instrumentality. See the "Investments" section for a description of these securities. The Fund also can invest in repurchase agreements collateralized by these securities.

Under normal circumstances, the Fund invests in:

■  Treasury bills, notes, and other obligations issued or guaranteed by the U.S. government.

■  Obligations of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC), Student Loan Marketing Association (SLMA), Federal Farm Credit Bank (FFCB), Federal Home Loan Bank (FHLB), Tennessee Valley Authority (TVA), Resolution Funding Corporation (REFCORP) and Federal Agricultural Mortgage Association (FAMC).

■  Repurchase agreements collateralized by any of the above securities.

Under normal circumstances, the Fund will invest at least 80% of its net assets in short-term U.S. government debt instruments. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. The Fund expects to invest substantially all of its assets in these instruments. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

The Fund will limit its investments to those obligations and securities enumerated in 12 U.S.C. section 1757 (7)(B) and (E) of the United States Code as permissible investments by federal credit unions (including "wholly owned Government corporations" enumerated in 31 U.S.C. section 9101(3), and as interpreted by 12 C.F.R. Part 703).

Principal Risks

The Fund's yield or the stability of its $1.00 share price may be adversely affected if any of the following occurs:

■  The portfolio manager does not execute the Fund's principal investment strategies effectively.

■  An agency or instrumentality defaults on its obligation and the agency or U.S. government does not provide financial support.

■  The market value of floating or variable rate securities falls to such an extent that the Fund's share price declines below $1.00.

■  Interest rates rise rapidly, causing the Fund's investment securities to decline in value and the Fund's share price to decline below $1.00.

■  Interest rates decline, resulting in a lower yield for the Fund.

Federal Money Market Fund (continued)

Principal Risks (continued)

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not FDIC insured or guaranteed by any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investment Performance

The bar chart and table below indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Calendar Year Returns for Investor Shares

Highest  1.37% (quarter ended March 31, 2001)

Lowest  0.00% (quarters ended September 30, 2009, December 31, 2009, March 31, 2010 and June 30, 2010)

Average Annual Total Returns (For the Periods ended December 31, 2010)	1 Year	5 Years	10 Years
Investor Shares	0.04%	2.31%	2.18%
Select Shares	0.04%	2.14%	1.96%

The "seven-day yield" is an annualized figure — the amount you would earn if you kept your investment in the Fund and the Fund continued to earn the same net interest income throughout the year. The "seven-day effective yield" (also an annualized figure) assumes that dividends are reinvested and compounded.

For the Fund's current seven-day yields and seven-day effective yields, call the Fund at 800-539-FUND (800-539-3863) or visit VictoryFunds.com and select Money Market Funds then Daily Prices.

Federal Money Market Fund (continued)

Purchase and Sale of Fund Shares:

The minimum investment required to open an account is $1,000,000. If your account falls below the minimum investment amount, we may ask you to reestablish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

The minimum investment required may be waived when a Fund is purchased in a managed account or within qualified retirement plans or in other similar circumstances.

Tax Information

The Fund's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the other intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

VF-FMMF-SUMPRO (3/11)